LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Barclays Building & Building Products Symposium February 26, 2015 Exhibit 99.1

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH 2
Forward Looking Statements and Non-GAAP
Financial Metrics
Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,”
“could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied
Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange
Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This presentation includes certain non-GAAP financial measures to describe the Company’s performance.  The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation.  Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Management Presenters
Joseph Chlapaty
Chairman, President & CEO
Years at the Company: 34
Years in the Industry: 34
Mark Sturgeon
Executive Vice President, Finance & CFO
Years at the Company: 33
Years in the Industry: 33

Ron Vitarelli
Co-Chief Operating Officer & Executive Vice President for Sales and Marketing
Years at the Company: 26
Years in the Industry: 26

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
ADS – An Industrial Growth Company
The leading player in the industry
The only complete solutions provider for the water management industry, with a history of product innovation
Track record of market share gains with material conversion
growing steadily over time
Large addressable opportunity across diverse construction
markets
Demonstrated ability to deliver above market growth, EBITDA
margin expansion and strong cash flows
Experienced management team with significant ownership stake

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
ADS At A Glance
Significant management / ESOP ownership
ADS is the leading manufacturer of high performance
thermoplastic corrugated pipe, providing a comprehensive
suite of water management products and superior
drainage solutions for use in the construction and
infrastructure marketplace
– Core products include thermoplastic corrugated pipe,
fittings, filters and chambers
Superior physical and performance characteristics
compared to substitute products such as concrete and
steel, driving conversion and market share gains
Network of 61 global manufacturing plants and 29
distribution centers
Highly diversified markets poised for recovery
Company Snapshot FYTD2015 Sales by Geography
(1)
FYTD2015 Domestic Sales by End Use
Agriculture
19%
Infrastructure
10%
Residential
19%
Non-
Residential
52%
Construction: 81%
Domestic
87%
International
13%
Note: Fiscal year ends March 31.
1. Does not include certain international sales stemming from our Joint Venture in South America.
Our Culture: Our culture is results oriented and promotes competitiveness and a desire to win, hard work, integrity and mental toughness

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Comprehensive Product Portfolio
Note: Net Sales based on nine months ending December 31, 2014.
Pipe Products Portfolio:
$738mm of FYTD2015 Net Sales
Inserta
Tee
FleXstorm Nyloplast®
Water Quality
Units & Filters
Geotextiles
Allied Products Portfolio:
$233mm of FYTD2015 Net Sales
Comprehensive product offering with attractive growth opportunities
Dual Wall (N-12) HP Storm & Sanitary
Fittings Chambers
Water Quality & Other Structures Triple Wall Single Wall

StormTech ® Chambers

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
StormTech
Chambers
Water Quality
Nyloplast
Structures
Fittings
Pipe
Water Management Solutions
Technical
&
Financial
Feasibility
Concept
Initiation
Design
&
Specification
Permit Bid Construction
TIME
Project Life Cycle
Foundation / Sump Wells
Downspout / Landscape /
Window Well Drainage Culverts / Edge Drains
Wastewater
Disposal

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Clear market leading positions across all key
product categories
Unmatched operating scale and distribution
network: ~10x larger
than nearest domestic
HDPE competitor based on revenues
Fleet of approximately 625 tractor-trailers
combined with our advanced, versatile and
portable tooling equipment enables unmatched
manufacturing capabilities
Unrivaled technical expertise driven by our group
of over 50 field based engineers
Long-standing relationships with our expansive
network of distributors
The Clear Market Leader
Unmatched Operating Platform
Sole provider of holistic water management solutions to our industry

Puerto Rico
Manufacturing Plant
Distribution Center

ADS

HD SUPPLY WATERWORKS
WinWholesale
FERGUSON

Do it Best Corp.
ACE
CARTER Lumber THE YARD
THE PROFESSIONAL LUMBERYARD
LOWE'S
THE HOME DEPOT

EWING
JOHN DEERE LANDSCAPES
Horizon

Virtualrain
Omni
ORGILL
upa
LMC
AD
GUARDIAN BUILDING PRODUCTS

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Extensive Network of Distributors
Wholesale
Retail
Recreation
Buying
Extensive Network of Distributor Relationships Leading Sales Force
Help educate design engineers and government
agencies to encourage the specification and
inclusion of our products and obtain regulatory approval
Consistently maintain thousands of touch-points with
customers and regulator authorities
Our broad product suite is highly attractive to end
consumers and has imbedded us as a supplier of choice
for many of our major customers

Network of over 230 dedicated direct sales professionals
with technical or engineering backgrounds
Highly trained and qualified to educate design
specialists and engineers
Supported by approximately 50 field-based engineers
Our technical expertise, complete product selection and distribution network position us as the critical solution provider

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Significant Competitive Advantages
Competitors
Customers
ADS’ product portfolio, technical expertise, history of approvals, supply chain and logistics capabilities support our leading market position
Comprehensive
Product
Offering
Customer Service,
Supply Chain,
& Logistics
Field Personnel /
Relationships
Approvals /
Specifications

▪	●	◔	◕	▪
▪	●	○	◑	▪
▪	◑	◕	◑	▪
▪	◕	◕	◕	▪
▪	●	◕	○	▪
▪	●	◔	◑	▪
▪	◕	◑	○	▪
▪	◕	◑	◔	▪
▪	◕	◑	◔	

●

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
A Superior Product Compared to Alternatives
HDPE / PP is generally 20%
less expensive on a fully-
installed basis than RCP
= Strength of product attribute (full circle is strongest)
RCP resistance to abrasion
based on greater wall
thickness
HDPE / PP is lighter and
comes in longer lengths than
RCP
HDPE / PP is “flexible” and
more sensitive to proper
installation
Key problem with CMP
Failure due to corrosion is a
major issue for CMP
All 3 equal assuming proper
installation
RCP is as good as HDPE /
PP in the lab but slightly
under-performs in the field
HDPE / PP Reinforced Concrete (RCP) Corrugated Metal (CMP) Commentary
High Density Polyethylene (HDPE) and Polypropylene (PP) have superior attributes relative to traditional materials

Ease / speed of installation
Installation sensitivity
Structural integrity
Resistance to corrosion
Resistance to abrasion
Joint integrity
Flow characteristics
Overall
Fully-installed cost

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Multi-Pronged Growth Strategy
Well positioned to capitalize on growth driven by the strength of comprehensive offering, our market position and being the only complete solutions provider in the industry

Market Conversion Allied Products Market Recovery
Focus on displacing
alternative materials –
concrete, steel & PVC
pipe – both
domestically and
internationally
Provide a strong value
proposition with our
superior High Density
Polyethylene (HDPE)
and Polypropylene
HP(PP) N – 12 pipe
product offerings
Portfolio of storm
water management
product lines
Allows us to offer a
comprehensive water
management solution
Differentiates us as a
solutions provider
compared to our
competition which are
viewed as product
suppliers
Current addressable
market opportunity
rebounding from a low
of approximately $10
billion; still well below
peak levels
Predicted solid
recovery in non-
residential – our
largest end market
New housing starts
improving with new lot
development
International Growth
Creating strong growth
platforms utilizing local
partner’s relationships
coupled with our
world-class
manufacturing
expertise and
innovative product
portfolio
Focus on attractive
international markets
with large conversion
opportunity and low
risk

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
A Strong History of Market Conversion
1. Based on Management’s estimates.
2. Source: MarketLine.
Corrugated HDPE pipe
has been displacing traditional products
such as reinforced concrete, corrugated steel
and PVC pipe, across an ever expanding range of end markets since the late 1980’s
Contractors, engineers, and municipalities continue to acknowledge the superior physical attributes
and
compelling value proposition of HDPE pipe
HDPE Share of Storm Sewer Market
(1)
Cement Pricing
(2)
Relative value of our products vs. concrete
should continue to rise as cement prices increase
($ Per Ton)
(HDPE % Share)
We continue to capture market share by driving industry conversion to our products

<1%
<10%
20%
25%
0%
5%
10%
15%
20%
25%
30%
1990 2000 2010 2013
$80
$90
$100
$110
$120
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Allied Products and Innovative Pipe Offerings
1. Historical sales figures are unadjusted for inflation.
Allied Product Growth
Comprehensive portfolio of high margin products providing holistic solutions to the water management industry
($ mm)

New Product Introduction & Ventures
2010
2012
2013
Acquired the remaining 50% interest in StormTech
Acquired Sewer Tap (Inserta Tee)
Acquired Flexstorm product line, established
Baysaver joint venture
2009
2011
2014
Product introduction: Bend-A-Drain (Retail Market)
Established Tigre-USA PVC Fittings joint venture
Product introduction: StormTech Mega Chamber -
MC4500
Product introduction: HP Pipe
Product introduction: StormTech Mega Chamber –
MC3500
2015 Acquired Ideal Pipe of Canada
HP N-12
StormTech®
Chambers
FleXstorm
Nyloplast®
$195
$231
$249
$260
$100
$150
$200
$250
$300
$350
FY11 FY12 FY13 FY14

2013-2016 CAGR
10.0%
292
284
301
299
317
352
398

2013-2016 CAGR
10.4%
2,068
1,801
1,355
906
571
604
631
804
966
1,010
1,105
1,300

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Addressable Market Opportunity
Agriculture
19%
Infrastructure
10%
Residential
19%
Non-
Residential
52%
FYTD2015 Domestic Sales by End Use U.S. Non-Residential Building Construction Put in Place
(1)
Domestic markets served still well below prior peak levels
Construction: 81%
1. Non-residential Put In Place based on McGraw Hill Dodge Research.
2. Total U.S. Housing Starts estimates based on McGraw Hill Research.
Thousands of units
($ bn)
Total U.S. Housing Starts
(2)

50
150
250
350
450
2010 2011 2012 2013 2014P 2015P 2016P
0
625
1,250
1,875
2,500
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014P 2015P 2016P

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Track Record of Above Market Growth
Non-Residential Residential Infrastructure Agriculture
FY2010A – FY2014A Domestic Revenue CAGR vs. End Use CAGR
Our holistic water management solutions has propelled above market growth across the cycle
1. Based on management estimates.
(1)

(6%)
10%
-10%
-5%
0%
5%
10%
15%
3%
6%
0%
5%
10%
15%
(4%)
2%
-10%
-5%
0%
5%
10%
17%
22%
0%
10%
20%
30%
ADS Growth Market Growth

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
YTD Domestic End Market Performance
Non-Residential Residential Infrastructure Agriculture
Domestic Net Sales Growth – Three & Nine Months Ended December 31
st
Compared to previous years, stronger growth is being seen in the non-residential, residential and infrastructure markets

10%
14%
0%
5%
10%
15%
20%
9%
9%
0%
5%
10%
15%
(1%)
16%
-10%
-5%
0%
5%
10%
15%
20%
25%
(5%)
(5%)
-20%
-10%
0%
10%
Three months ended
Dec 31, 2014
Nine months ended
Dec 31, 2014

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
FY2015 Guidance

Commentary FY2015 Net Sales and EBITDA Guidance
• Net Sales - $1.185 billion to $1.2 billion
• Adjusted EBITDA - $156 million to $160 million
Fundamentally, our business remains strong as
we continue to see robust demand for our
products in favorable end markets.
As we saw last quarter, unexpected weather
patterns can have a significant impact on our
results, with adverse weather historically
having the greatest impact during the fiscal
third and fourth quarters.
The recent, unusually cold weather in the last
half of February 2015 has caused a temporary
standstill in construction projects in
geographies ranging from New England to
Texas and the Carolinas, delaying their start or
completion.  As these projects start back up, we
will see revenue normalize, though the timing of
this is out of our control.

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
International Market Growth Opportunities
~30 exclusive territory distribution
agreements in Mexico
Mexico / Central America South America
Infrastructure primarily concrete-based
with widespread storm drainage
problems
JV strategy in Brazil, Chile, Argentina
and Colombia
Canada
The leading HDPE producer in
Canada; expanding market share
100% owned
Recently completed acquisition of
Ideal Pipe, expanding manufacturing
footprint and sales coverage
Established platform in attractive foreign markets with growing infrastructure needs

Manufacturing Plant
Distribution Center
CANADA

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Ideal Pipe Acquisition

Purchase price of ~$56.8 million CDN
Trailing 12 months sales of ~$43 million
CDN, trailing 12 months EBITDA of $7.8
million CDN
Acquisition increases manufacturing
footprint from 2 to 5 facilities
Opportunities to apply best practices from
both companies to improve cost structure
Opportunity to leverage Allied Products
through the Ideal sales and customer
network

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH 21
Strong and Deep Management Team
Marc Askew
Vice President of
Procurement
Jim Clemans
Vice President of
Operational Services
Mike Huebert
Vice President of
Allied Products
Bernie Pipan
Vice President of
Corporate Accounts
Kevin Talley
Vice President of
Human Resources
33 Years
26 Years 2 Years
Joseph Chlapaty
Chairman, President
& CEO
Mark Sturgeon
Executive Vice
President, Finance &
CFO
Thomas Fussner
Co-Chief Operating
Officer & Executive
Vice President
Ron Vitarelli
Co-Chief Operating
Officer & Executive
Vice President
Ewout Leeuwenburg
Vice President of
International
Operations
Robert Klein
Executive Vice
President, Customer
Relations
Michael Higgins
Director, Business
Strategy & Analysis
34 Years
33 Years 24 Years 26 Years 18 Years 22 years
19 Years 27 Years 15 Years
Dedicated management team, averaging over 23 years of industry experience
High level of management and employee ownership ensures aligned objectives
Track record of success across economic cycles
Experienced management are significant shareholders and together with our ESOP own ~50% of the company

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
61 manufacturing locations and 29 distribution centers serving all 50 states, Canada, Mexico and South America
~160 global pipe production lines able to produce ~1.2 billion pounds annually
Fleet of ~625 tractor-trailers and ~1,100 trailers specially designed to haul pipe and fitting products
Advanced, versatile and portable tooling equipment enables
unmatched manufacturing capabilities
Significant production capacity to support growth with minimal investment (currently ~65% capacity utilization)
Team of 50 field-based engineers work closely with key
agencies to obtain regulatory approvals and with civil
engineering firms to influence the specification of our products
Unique, proprietary production equipment that provides a
lower cost profile, dramatically higher productivity, and faster delivery cycle
Cutting edge resin blending technology and expertise
– Ability to utilize both virgin and non-virgin materials while maintaining high quality
Vertically integrated in the recycling process through
Green Line Polymers
Operational Excellence & Technical Expertise
Industry Leading Technical Expertise Scale and Capacity
Our leading market position is supported by our extensive manufacturing network and industry leading technical expertise

Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Effectively passed on historical increases in resin costs via price increases
Focused on increasing the use of less costly and less volatile recycled resin in our production process while maintaining product quality and performance characteristics
We hedge ~50% of anticipated virgin resin volumes for 12-month rolling periods
The “shale revolution” underway in the United States is ushering in positive dynamics for the production of our key raw materials
The anticipated result of increased ethylene plant capacity coming online is lower overall prices as well as less price volatility for resin
Raw Material Cost Management
Through a combination of our increasing utilization of non-virgin material and overall improving market dynamics for resin we are well positioned to manage raw material costs
Input Mix: FY 2005
(1)
Input Mix: FY 2014
(1)

HDPE Prices
(2)
1. “Other” defined as resin which could be allocated to either “Virgin” or “Recycled”.
2. Chemical Data historical pricing for HDPE blow mold grade.
Virgin Resin Recycled Resin
50
60
70
80
90
100
110
($ per pound)
Virgin
40%
Recycled
56%
Other
4%
Virgin
70%
Recycled
24%
Other
6%

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
North America Polyethylene Capacity Expansions
The next wave of capacity expansion will be in
North America
Low cost natural gas liquids from shale gas production
have made North America the low cost producer of
ethylene, and thus polyethylene, outside of the Middle
East
Most U.S. and Canadian polyethylene producers
have announced capacity expansions with startups
prior to 2018
Similar to the expansion schedule in the Middle East
over the last 10 years, it is likely that many of these
projects will be delayed or slow to come on-stream; thus
the surge of new capacity is expected to be more
gradual then announced
24
• 2014
– LyondellBasell - U.S. Gulf Coast
• 220 MM lbs HDPE (debottleneck)
• 2015
– Nova - Joffre, Alberta, Canada
• 1,000 MM lbs LLDPE
• 2016
– Braskem/Idesa - Nachital, Mexico (Late 2015)
• 661 MM lbs LDPE
• 1.65 B lbs HDPE
– LyondellBasell -
• 992 MM lbs polyethylene
– ExxonMobil -
• 2.86 B lbs mLL / LLDPE
– Ineos/Sasol -
• 1.0 B lbs bimodal HDPE
– Formosa - Point Comfort, TX
• 661 MM lbs LDPE
• 2017
– CPChem -
• 2.2 B lbs polyethylene
– Dow - Freeport, TX
• World scale Polyethylene, most likely mLL/LLDPE
– Sasol - Lake Charles, Louisiana
• 992 MM lbs mLL / LL / HDPE
• Future
– Shell - Monaca, PA
• 1.1 B lbs HDPE (Slurry)
• 1.1 B lbs HDPE (Gas Phase)
• 1.1 B lbs LLDPE
– ASCENT (Odebrecht/Braskem) -
• 3 PE units (Ineos licensee)
– Badlands NGL’s LLC – North Dakota
• 3.3 B lbs of Polyethylene
• Announced October 2014
Wood county, WV
Sweeny, TX
LaPort, TX
Baytown, TX
U.S. Gulf Coast

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Financial Overview

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Financial Highlights
Above-Market
Growth
Attractive Cash
Flow Dynamics
Unmatched track record in driving market conversion
to our products from traditional products
with a long runway ahead
Ability to deliver complete solutions through our comprehensive portfolio of products and expansive distribution network
Well positioned to capitalize on recovery in our core domestic end markets
Poised to benefit from operating leverage
and improving product mix
Ongoing focus on cost management and operational efficiency
Strong Earnings
Momentum
Attractive End
Market Dynamics
Significant production capacity supports low capex requirements to fund growth
Minimal interest expense given conservative capital structure
Proven history of generating strong free cash flows
Well positioned to drive continued growth

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Note:  Fiscal year end March 31.
1. EBITDA adjustments include one-time transaction costs and certain non-cash items.
2. Free Cash Flow defined as adjusted EBITDA less cash taxes, cash interest and capital expenditures.
3. Excludes impact of $22.6mm ESOP dividend on income tax and net income.
Historical Financial Performance

12%
$863
$1,014
$1,017
$1,069
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
2011 2012 2013 2014
$44
$52
$50
$77
741%
121%
178%
309%
0%
200%
400%
600%
800%
$0
$50
$100
2011 2012 2013 2014
$101
$117
$130
$147
12%
13%
14%
0%
5%
10%
15%
20%
25%
30%
$0
$20
$40
$60
$80
$100
$120
$140
$160
2011 2012 2013 2014
Adj. EBITDA ($ mm) EBITDA Margin ( %)
Actively drive market share gains through material
conversion and Allied Product growth
Muted demand in the non-residential end market over
the past several years; however, broader end markets in
midst of recovery
Improving profitability driven by operational efficiency
and product mix shift, despite raw material headwinds in
recent years
FCF ($ mm) FCF as a % of Net Income
Commentary FY Revenue
FY Adjusted EBITDA
(1)
FY Free Cash Flow
(2)
Revenue ($ mm)
(3)

✓

✓

✓

✓

($ in millions)	Quarter Ended Dec. 31, 2013 Q3	2014 Q3	% Chg.
Pipe	$200	$212	6.3%
Allied Products	62	66	6.6%
Total Net Sales	**$261**	**$278**	6.4%
Total Cost of Goods	$212	$228	7.7%
Gross Profit	**$50**	**$50**	0.7%
% of Net sales	*19.0%*	*18.0%*	
Selling Expenses	$17	$19	16.2%
General & Administrative	19	20	3.9%
Intangible Amortization	3	2	(17.4%)
Earnings From Operations	**$12**	**$9**	(22.3%)
% of Net Sales	*4.4%*	*3.2%*	
Interest Expense	4	4	4.2%
Other Misc. (Income) Expense	(0)	6	NA
Pretax Income	**$8**	**($1)**	(109.7%)
Income Taxes	$18	($1)	(107.1%)
Net Income	**($10)**	**$0**	(105.1%)
Less Net Income - Non Cont. Interests	$0	$1	78.6%
Net Income Attributed to ADS, Inc.	**($10)**	**($0)**	(96.4%)
% of Net Sales	*(3.9%)*	*(0.1%)*	
Adjusted EPS (1)	($0.12)	$0.03	(125.0%)
Adjusted EBITDA	$29	$28	(6.0%)
% of Net Sales	*11.3%*	*10.0%*

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
FY2015 Q3 Financial Results

Note: As of December 31, 2014; fully converted shares of common stock outstanding of 73.3 million, common shares of 53.2 million.
1. Adjusted Earnings per fully converted share.
Summary Financial Highlights Detailed Financial Results
Quarterly net sales increased 6.4%, to
$278.2 million
Adjusted EBITDA of $27.7 million
Adjusted earnings per fully converted
share of $0.03, compared to a net loss
of $.12 in the prior year
Declared quarterly dividend of $0.04 /
common share

✓

✓

✓

($ in millions)	YTD Ended Dec. 31, 2013 YTD	2014 YTD	% Chg.
Pipe	$673	$738	9.7%
Allied Products	215	233	8.4%
Total Net Sales	**$888**	**$971**	9.4%
Total Cost of Goods	$699	$767	9.7%
Gross Profit	**$189**	**$205**	8.3%
% of Net sales	*21.3%*	*21.1%*	
Selling Expenses	$52	$58	11.2%
General & Administrative	54	59	8.4%
Gain on Sale of Business	(5)	0	(100.0%)
Intangible Amortization	9	8	(11.0%)
Earnings From Operations	**$78**	**$80**	1.6%
% of Net Sales	*8.8%*	*8.2%*	
Interest Expense	12	13	9.7%
Other Misc. (Income) Expense	1	6	465.6%
Pretax Income	**$65**	**$60**	(7.7%)
Income Taxes	$41	$23	(44.9%)
Net Income	**$25**	**$38**	53.9%
Less Net Income - Non Cont. Interests	$1	$2	22.9%
Net Income Attributed to ADS, Inc.	**$23**	**$36**	55.7%
% of Net Sales	*2.6%*	*3.7%*	
Adjusted EPS (1)	$0.45	$0.62	37.8%
Adjusted EBITDA	$131	$137	5.2%
% of Net Sales	*14.7%*	*14.1%*

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
FY2015 9-Month Financial Results

Note: As of December 31, 2014; fully converted shares of common stock outstanding of 73.3 million, common shares of 53.2 million.
1. Adjusted Earnings per fully converted share.
Summary Financial Highlights Detailed Financial Results
Net sales have increased 9.4%, to
$971.2 million
Adjusted EBITDA of $137.3 million, an
increase of 5.2%
Adjusted earnings per fully converted
share of $0.62 compared to $.45 in the
prior year

(Amounts in millions)	Actual 12/31/2014
Cash and Cash Equivalents	**$10.8**
Revolving Credit Facility	$138.8
Term Loan	93.1
Shelf Notes	100.0
Other Debt	6.5
Total Long Term Debt	**$338.4**
Total Stockholder's and Mezzanine Equity	$360.6
Total Capitalization	**$699.0**
December 2014 LTM EBITDA	$153.8
Total Debt/Adjusted LTM EBITDA	2.24x
Net Debt/Adjusted LTM EBITDA	**2.20x**

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Current Capitalization 30 1. Revolving Credit Facility has a borrowing capacity of $325mm.

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
ADS – An Industrial Growth Company
The leading player in the industry
The only complete solutions provider for the water management industry, with a history of product innovation
Track record of market share gains with material conversion
growing steadily over time
Large addressable opportunity across diverse construction
markets
Demonstrated ability to deliver above market growth, EBITDA
margin expansion and strong cash flows
Experienced management team with significant ownership stake

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Appendix

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
Shares Outstanding
July 30, 2014 (Post-IPO) December 31, 2014 (FY15 Q3 Earnings)
As of December 31, 2014, the Company had
73,280,294 fully converted shares of common
stock outstanding. The following table illustrates
the breakdown of the period ending shares of
common stock outstanding:
Period Ending Shares Outstanding – FY15 Q3
Common Stock 53,203,871
Unvested Restricted Stock 232,977
Convertible Preferred Stock 19,843,446
Total Shares Outstanding 73,280,294

As of July 30, 2014 (Post-IPO), the Company had
73,201,560 fully converted shares of common
stock outstanding. The following table illustrates
the breakdown of the period ending shares of
common stock outstanding:
Period Ending Shares Outstanding – Post IPO
Common Stock 52,876,151
Unvested Restricted Stock 226,313
Convertible Preferred Stock 20,099,096
Total Shares Outstanding 73,201,560

(Amounts in thousands)	Fiscal Year Ended March 31,							9 months
	2011	2012	2013	2014	2015			Ending
	FY	FY	FY	FY	Q1	Q2	Q3	12/31/2014
Net income atributes to ADS	$5,996	$43,260	$28,159	$11,124	$14,241	$22,390	-$367	$36,264
Depreciation and amortization	56,327	59,356	56,926	57,454	14,329	14,429	14,098	42,856
Interest expense, net	27,121	21,837	16,095	16,141	4,615	4,338	4,056	13,009
Income tax expense	4,053	27,064	16,894	22,575	9,695	14,062	(1,248)	22,509
EBITDA[1]	**$93,497**	**$151,517**	**$118,074**	**$107,294**	**$42,880**	**$55,219**	**$16,539**	**$114,638**
Derivative fair value adjustments	(1,365)	2,315	(4)	(53)	96	67	6,054	6,217
Foreign currency transaction losses	332	378	1,085	845	130	(205)	(561)	(636)
Gain on sale of Septic Chamber business	-	(44,634)	-	-	-	-	-	-
Unconsolidated affiliates interest and tax	624	915	729	204	177	236	760	1,173
Management fee to minority interest holder JV	-	-	-	1,098	235	323	324	882
Special dividend compensation	-	-	-	22,624	-	-	-	-
Contingent consideration remeasurement	-	-	-	259	-	-	-	-
Stock based compensation	2,725	1,425	2,592	5,287	2,285	2,131	1,542	5,958
ESOP deferred stock based compensation	4,564	4,957	7,283	7,891	2,687	2,687	2,690	8,064
Transaction costs	403	-	-	1,560	715	-	336	1,051
Adjusted EBITDA[2]	**$100,780**	**$116,873**	**$129,759**	**$147,009**	**$49,205**	**$60,458**	**$27,684**	**$137,347**

LEADERSHIP • GROWTH • MOMENTUM
THROUGH STRENGTH
EBITDA and Adjusted EBITDA Reconciliation
Note:  Fiscal year end March 31.
1. EBITDA as net income attributable to ADS before interest, income taxes, depreciation and amortization.
2. Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses.

EBITDA and Adjusted EBITDA Reconciliation